Exhibit 10(II)

                      LIMITED CONSENT AND SECOND AMENDMENT
                       TO NOTE PURCHASE AND LOAN AGREEMENT

     THIS LIMITED CONSENT AND SECOND AMENDMENT TO LOAN AGREEMENT is made effective the 30th day of October, 2002, between SEVEN SEAS PETROLEUM INC., a Cayman Islands exempted company limited by shares (the "Corporation"), and all of the Subsidiaries of the Corporation (the "Subsidiaries") and CHESAPEAKE ENERGY CORPORATION, an Oklahoma corporation (the "Lender").

                              W I T N E S S E T H:

     WHEREAS, the Corporation has failed to make the escrow deposit required pursuant to paragraph 7.9 of the Note Purchase and Loan Agreement between the Corporation and the Lender dated as of July 9, 2001, as amended (the "Agreement"), which deposit was due on October 10, 2002 (the "October Interest Escrow Deposit");

     WHEREAS, all amounts held in the interest escrow account have been pledged to the Lender as Collateral Agent to secure the CEC Note and the Series A Notes;

     WHEREAS, the failure to make the October Interest Escrow Deposit, if not cured by October 31, 2002, would cause a Default to occur under the Agreement giving the Lender as Collateral Agent the right to exercise its rights and remedies under the Agreement and the Related Agreements including, without limitation, the right to immediately receive all funds held in the interest escrow account for application in accordance with the Collateral Sharing and Agency Agreement; and

     WHEREAS, the Corporation and the Subsidiaries have requested that the Lender consent to the Corporation not making the October Interest Escrow Deposit and future escrow deposits required under paragraph 7.9 of the Agreement (the "Future Interest Escrow Deposits"), which the Lender is willing to do, subject to the terms and conditions of this Limited Consent and Second Amendment to Note Purchase and Loan Agreement (the "Amendment").

     NOW, THEREFORE, in consideration of the mutual covenants among the parties hereto, the funds previously advanced to the Corporation by the Lender and the benefits realized therefrom by the Corporation and the Subsidiaries, the Corporation, the Subsidiaries and the Lender hereby agree as follows:

1. Defined Terms. Except as otherwise defined herein, all terms defined in the Agreement will have the same meaning herein as such terms are defined in the Agreement. All terms defined in the recitals hereto will have the defined meanings in this Amendment and in the Agreement as amended hereby.

2. Limited Consent. Subject to the conditions and limitations set forth in this Amendment, the Lender hereby consents to the Corporation not making the October Interest Escrow Deposit or the Future Interest Escrow Deposits, provided that:
(a) simultaneously with the execution hereof, the Corporation and the Lender will issue joint instructions to the Escrow Agent to: (i) terminate the escrow account established pursuant to the Escrow Agreement (Existing Indenture Interest) among the Corporation, the Lender and the Escrow Agent (the "Interest Escrow") and (ii) disburse to the Lender as Collateral Agent all funds in the Interest Escrow; (b) the Corporation and the Subsidiaries will have commenced, to the satisfaction of the Lender, taking all actions necessary to suspend operations on the Sub-Thrust Test Well; (c) the Lender will have received budget and cash sources and uses information as the Lender has reasonably requested. Without limitation of the foregoing, the consents and agreements set forth herein are limited precisely to the extent set forth herein and shall not be deemed to (i) be a consent or agreement to, or waiver or modification of, any other term or condition of the Agreement or any of the documents referred to therein, or (ii) except as expressly set forth herein, prejudice any right or rights which the Lender may now have or may have in the future under or in connection with the Agreement or any of the documents referred to therein.

3. Amendment of Paragraph 7.9. Paragraph 7.9 of the Agreement is hereby deleted in its entirety and the following paragraph 7.9 is hereby substituted therefor:

     "7.9 Deposit  Control  Accounts.  On or before  November 15, 2002:  (a) the
          Corporation and the Subsidiaries will consolidate all their respective deposit accounts into the deposit accounts listed on Schedule "7.9" attached hereto (the "Deposit Control Accounts"); (b) all other depository accounts will be closed; (c) the deposit account control agreements covering the Deposit Control Accounts will be amended to the extent reasonably required by the Lender; and (d) the Lender will have received, reviewed and approved the budget of the Corporation and the Subsidiaries for all operations and business of the Corporation and the Subsidiaries for the four (4) month period commencing November 1, 2002, including, without limitation, an itemized estimate of all cash sources and uses during such period (the "Operating Budget"). All revenues and funds received by the Corporation or the Subsidiaries from every source will be deposited into a Deposit Control Account and all funds deposited in any of the Colombian Deposit Control Accounts (in excess of amounts necessary to pay ongoing expenses for a period of two (2) weeks as set forth in the Operating Budget and any additional amounts reasonably approved by the Lender or legally required to be maintained in Colombia) will be immediately wire transferred to a Deposit Control Account designated in writing by the Lender which will be the primary Deposit Control Account (the "Primary Account"). Unless the Lender otherwise consents in writing, neither the Corporation nor the Subsidiaries will make any disbursements or pay any costs, expenses or other items not included in the Operating Budget. The Corporation and each of the Subsidiaries will provide the Lender weekly reports, commencing November 8, 2002, of: (i) all cash receipts, cash transfers, cash disbursements and all disbursements planned for the succeeding seven (7) days; and (ii) a comparison of all actual receipts and disbursements to the Operating Budget."

4. Amendment of Paragraph 11.1. Paragraph 11.1 of the Agreement is hereby deleted in its entirety and the following paragraph 11.1 is hereby substituted therefor:

    "11.1 Nonpayment; Budget Noncompliance. A default in payment when due of any interest on or principal of the CEC Note or a default in payment when due of any other amount payable to the Lender under the terms of this Agreement or the Related Agreements or any payment or advances of any material amount not included in the Operating Budget or previously approved in writing by the Lender; or"

5. Representations, Warranties and Covenants. In order to induce the Lender to enter into this Amendment to modify the Agreement and grant the limited consent set forth herein, the Corporation and the Subsidiaries hereby jointly and severally represent, warrant and covenant that:

     5.1 No Default. Neither the Corporation nor any of the Subsidiaries is materially out of compliance with any of the covenants set forth in the Agreement or the Related Agreements and no event of Default has occurred or is continuing.

     5.2 Obligations. The Lender has fully complied with all of the Lender's obligations under the Related Agreements. Neither the Corporation nor any of the Subsidiaries has any claims, actions, defenses or set-offs of any kind against the Lender.

     5.3 Liens. Other than the liens, transfers and security interests created by the Related Agreements, there are no liens, mortgages or encumbrances in existence which affect any of the collateral pledged to the Lender or any of the assets of any of the Subsidiaries, except liens for current taxes not yet due and minor liens and encumbrances which do not materially impair the operations of the Corporation and the Subsidiaries.

     5.4 Authorization. The Corporation and each of the Subsidiaries are duly authorized to execute and deliver this Amendment and are and will continue to be duly authorized to perform their respective obligations under the Agreement and the Related Agreements. The Corporation and each of the Subsidiaries have duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of Corporation and each of the Subsidiaries hereunder.

     5.5 No Conflicts. The execution and delivery by the Corporation and the Subsidiaries of this Amendment, the performance by Corporation and the Subsidiaries of their respective obligations hereunder and under the Agreement and the Related Agreements and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or the articles of incorporation and bylaws of the Corporation or the Subsidiaries, or of any material agreement, judgment, license, order or permit applicable to or binding upon the Corporation or the Subsidiaries, or result in the creation of any lien, charge or encumbrance upon any assets or properties of the Corporation or the Subsidiaries. Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by the Corporation or any of the Subsidiaries of this Amendment or to consummate the transactions contemplated hereby.

     5.6 Binding Effect. When duly executed and delivered, this Amendment and the Agreement will each be a legal and binding obligation of the Corporation and each of the Subsidiaries, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

     5.7 Deposit Control Accounts. Neither the Corporation nor any of the Subsidiaries will hereafter create or establish any depository, investment, savings or other similar accounts other than the Deposit Control Accounts.

     5.8 Other Agreements. The Corporation and the Subsidiaries will diligently pursue: (a) the separation of the Operating Subsidiaries' ownership of the oil and gas producing assets and Concession Agreements covering such assets from the ownership of the interests, rights and liabilities of the Operating Subsidiaries under the remaining
          Concession Agreements (the "Deep Rights"); (b) the sale and disposition of all of the capital stock of the Operating Subsidiaries which own all of the existing producing assets on terms and conditions acceptable to the Lender; and (c) the sale and/or farm out of the rights, interests and liabilities of the Subsidiaries in the Deep
          Rights on terms and conditions acceptable to the Lender. The separation of the Deep Rights from the producing assets as contemplated pursuant to this paragraph will be accomplished through an assignment, contribution and/or sale of the Deep Rights by the Operating Subsidiaries to one or more other Subsidiaries or through the "spin off" of such Deep Rights to one or more other Subsidiaries in a manner that will not impair the Lender's collateral position and as required by Colombian law to preserve the net operating losses relating to the Deep Rights in such other Subsidiaries, to the extent practicable. As used in this Amendment, "Operating Subsidiaries" means Petrolinson S.A., GHK Company Colombia and Seven Seas Petroleum Colombia Inc.

     5.9 Sub-Thrust Test Well. The Corporation and the Subsidiaries will take all actions necessary to immediately suspend operations on the Sub-Thrust Test Well so that operations with respect thereto will be fully suspended and the Sub-Thrust Test Well secured on or before November 10, 2002.

6.  Conditions  of Extension  and  Amendment.  The  obligation  of the Lender to
perform  this  Amendment  is  subject  to  the  continued   performance  by  the
Corporation and the Subsidiaries of the following conditions precedent:

     6.1 Related Agreements. This Amendment will have been duly executed, acknowledged (where appropriate) and delivered to the Lender by the Corporation and the Subsidiaries, all in form and substance satisfactory to the Lender.

     6.2 Prohibitive Orders. No order, writ or injunction of any court or administrative agency is in effect or is being sought prohibiting the transactions contemplated by this Amendment or the Related Agreements.

     6.3 Authority. The Lender will have received certificates of corporate resolutions and other documents reasonably required to authorize the execution, delivery and performance of this Amendment by the Corporation all in form and substance satisfactory to the Lender.

     6.4 Information and Consents. The Corporation and the Subsidiaries will have furnished to the Lender such financial statements, budgets and other information as the Lender will have requested, and any consents of third parties to the transactions contemplated by this Amendment which may be required under any other agreements binding on the Corporation or any of the Subsidiaries.

     6.5 No Default. The representations, warranties and covenants set forth in paragraph 5 of this Amendment will be true and correct on and as of the date hereof and no Default will have occurred and be continuing.

7. Lender Agreements. In connection with the representations and agreements of the Corporation and the Subsidiaries set forth herein, the Lender hereby agrees that: (a) the Lender will apply the funds paid to the Lender from the Interest Escrow in accordance with the Collateral Sharing Agreement; (b) the Lender will, subject to satisfaction that its collateral position is unimpaired, approve the spin off of the Deep Rights to separate Subsidiaries other than the Operating Subsidiaries; and (c) subject to the Lender's obligations under the Collateral Sharing Agreement and the other Related Agreements, the Lender will cooperate with the Corporation in the establishment and compliance with the Corporation's obligations as outlined in the Operating Budget.

8. Release. On execution of this Amendment, the Corporation and each of the Subsidiaries hereby unconditionally and irrevocably release, acquit, waive and forever discharge the Lender and its participants, subsidiaries, affiliates, directors, officers, shareholders, employees, agents, attorneys, representatives and each of their respective heirs, legal representatives, executors, administrators, successors and assigns (the "Released Parties") from any and all duties, obligations, representations, claims, actions, suits, causes of action, demands, liabilities, losses, damages, contracts, agreements, obligations, accounts, defenses and offsets of any kind or character whatsoever, known or unknown, suspected or unsuspected, in contract or in tort, at law or in equity, asserted or assertable, now existing or hereafter to accrue which the Corporation or the Subsidiaries ever had, now have or may hereafter have against the Released Parties, jointly or severally, for or by any reason or matter, cause or thing whatsoever occurring prior to the date of this Amendment, including without limitation such claims and defenses as fraud, mistake, duress and usury which relate, in whole or in part, directly or indirectly, to (a) the any of the transactions contemplated by the Agreement or this Amendment, (b) the Agreement, this Amendment or any of the Related Agreements, the loan transactions evidenced thereby or any agreements or commitments in connection therewith, or (c) any past or present relationship of the Corporation, the Subsidiaries or any of their affiliates with the Lender. In addition, the Corporation and the Subsidiaries agree not to sue any of the Released Parties regarding any of the foregoing matters.

9. Supersession. It is agreed and understood between the Corporation, the Subsidiaries and the Lender that: (a) except to the extent the Agreement and the Related Agreements are amended by this Amendment, the Agreement and the Related Agreements will remain in full force and effect and unabated; (b) the Agreement together with all amendments thereto and all Related Agreements are incorporated herein by reference and made a part of this Amendment and the Corporation and the Subsidiaries hereby adopt, confirm and reaffirm each and every covenant and obligation set forth in the Agreement and each of the Related Agreements as fully as if each of such matters were restated and set forth in this Amendment;
(c) the Agreement and the Related Agreements, as amended by this Amendment, supersede any and all prior agreements entered into between the Corporation, the Subsidiaries and the Lender; (d) subject to the satisfactory performance of the terms and conditions stated in the Agreement and the Related Agreements unless otherwise stated herein, this Amendment will be effective as of the date hereof but will be binding on the Lender only after execution hereof by all parties hereto; (e) the execution of this Amendment will not discharge, interrupt, impair, abate or otherwise modify the priority or the validity of any lien or security interest securing payment of the indebtedness evidenced and secured by the Agreement and the Related Agreements; and (f) this Amendment is a "Related Agreement" and all provisions of the Agreement and any of the Related Agreements pertaining to Related Agreements apply hereto.

10. Default. The Corporation, the Subsidiaries and the Lender agree that any breach by the Corporation of any of the terms or conditions of the Agreement as amended by this Amendment will constitute an event of Default under the Agreement and the Related Agreements.

11. Miscellaneous. It is further agreed as follows:

     11.1 Counterparts. This Amendment may be executed in multiple counterparts, each of which will be an original instrument, but all of which will constitute one agreement.

     11.2 Governing Law. This Amendment will be governed by and construed in accordance the laws of the State of Oklahoma and any applicable laws of the United States of America in all respects, including construction, validity and performance.

     11.3 Cumulative Remedies. No failure on the part of the Lender to exercise and no delay in exercising any right hereunder or under any of the Related Agreements will operate as a waiver thereof, nor will any single or partial exercise by the Lender of any right hereunder preclude any other or further right of exercise thereof or the exercise of any other right.

     11.4 No Third Party Beneficiaries. Nothing in this Amendment, the Agreement or any of the Related Agreements, express or implied, is intended to confer upon any person, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Amendment, the Agreement or any of the Related Agreements or to constitute such person a third party beneficiary of this Amendment, the Agreement or any of the Related Agreements.

     11.5 Time. Time is of the essence of this Amendment, the Agreement and each provision of the Related Agreements.

     11.6 FINAL AGREEMENT. THIS AMENDMENT, THE AGREEMENT AND THE RELATED AGREEMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the Corporation, the Subsidiaries and the Lender have executed this Agreement as of the date first above written.

                        SEVEN SEAS PETROLEUM INC., a Cayman Islands exempted company limited by shares

                        By   LARRY A. RAY
                             Larry A. Ray, President

                                                             (the "Corporation")


                        SEVEN SEAS PETROLEUM HOLDINGS INC., a
                        Cayman Islands exempted company limited by shares

                        By   LARRY A. RAY
                             Larry A. Ray, President


                        SEVEN SEAS PETROLEUM TURKEY INC., a British
                        Columbia corporation

                        By   LARRY A. RAY
                             Larry A. Ray, President


                        SEVEN SEAS RESOURCES AUSTRALIA  INC., a
                        British Columbia corporation

                        By   LARRY A. RAY
                             Larry A. Ray, President


                        SEVEN SEAS PETROLEUM USA INC., a Delaware corporation

                        By   LARRY A. RAY
                             Larry A. Ray, President


                        SEVEN SEAS PETROLEUM AUSTRALIA INC., a
                        Cayman Islands exempted company limited by shares

                        By   LARRY A. RAY
                             Larry A. Ray, President


                        SEVEN SEAS PETROLEUM PNG INC., a Cayman
                        Islands exempted company limited by shares

                        By   LARRY A. RAY
                             Larry A. Ray, President


                        SEVEN SEAS PETROLEUM ARGENTINA INC., a
                        Cayman Islands exempted company limited by shares

                        By   LARRY A. RAY
                             Larry A. Ray, President


                        SEVEN SEAS PETROLEUM MEDITERRANEAN
                        INC., a Cayman Islands exempted company limited by shares

                        By   LARRY A. RAY
                             Larry A. Ray, President


                        SEVEN SEAS PETROLEUM TURKEY, INC., a
                        Cayman Islands exempted company limited by shares

                        By   LARRY A. RAY
                             Larry A. Ray, President


                        SEVEN SEAS PETROLEUM COLOMBIA INC., a
                        Cayman Islands exempted company limited by shares

                        By   LARRY A. RAY
                             Larry A. Ray, President


                        PETROLINSON S.A., a Panamanian corporation

                        By   LARRY A. RAY
                             Larry A. Ray, President


                        GHK COMPANY COLOMBIA, an Oklahoma
                        corporation

                        By   LARRY A. RAY
                             Larry A. Ray, President


                        GUADUAS PIPELINE COMPANY, a Cayman Islands exempted company limited by shares

                        By   LARRY A. RAY
                             Larry A. Ray, President

                                                            (the "Subsidiaries")


                        CHESAPEAKE ENERGY CORPORATION,
                        an Oklahoma corporation

                        By  MARCUS C. ROWLAND
                            Marcus C. Rowland, Exective Vice President and Chief Financial Officer

                                                                  (the "Lender")